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                                                                    Exhibit 10.7




                             PROPERTY CAPITAL TRUST

                    AMENDED AND RESTATED DEFERRED STOCK PLAN
                           FOR NON-EMPLOYEE TRUSTEES


        1.   Purpose
             -------

        Property Capital Trust, a Massachusetts business trust (the "Trust"), hereby amends and restates its Deferred Compensation Plan for Trustees (the "Deferred Compensation Plan") by adopting the Property Capital Trust Deferred Stock Plan for Non-Employee Trustees (the Deferred Compensation Plan, as so amended and restated, referred to herein as the "Plan"). The purpose of the Plan is to promote the long-term growth and financial success of the Trust by attracting and retaining non-employee Trustees of outstanding ability and assisting the Trust in promoting a greater identity of interest between the Trust's non-employee trustees and its stockholders.

        The Plan is intended to allow the non-employee trustees participating in the Plan to be treated as "disinterested persons" with respect to other stock plans of the Trust, as defined in Rule 16b-3 ("Rule 16b-3"), adopted under the Securities Exchange Act of 1934, as amended.

        2.   Plan Operation
             --------------

             2.1. Administration.
                  --------------

                  2.1.1 The Plan may be administered by a committee (the "Committee") appointed by the Board of Trustees of the Trust (the "Board"), which Committee shall consist solely of two or more trustees. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

                  2.1.2 The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                  2.1.3 The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.
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                  2.1.4  No member of the Committee shall be liable for any
action or determination made in good faith with respect to the Plan or any award hereunder.

                  2.1.5  Notwithstanding anything to the contrary contained

herein: (i) unless and until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board, and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall be deemed to mean the Board.

        3.   Eligibility.
             -----------

        Only trustees of the Trust who are not employees of the Trust or any affiliate of the Trust ("Eligible Trustees") shall participate in the Plan.

        4.   Common Shares Subject to the Plan.
             ---------------------------------

             4.1. STOCK. Awards under the Plan shall be in the form of common shares, no par value, of the Trust and any other shares into which such common shares shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with this Section 4 (the "Shares"). If and to the extent that the Committee determines that it would be illegal, impracticable or inadvisable to issue Shares under the Plan, or to the extent Shares are unavailable, the Committee shall make any awards otherwise required under the Plan in cash or such other property as it determines in its reasonable discretion.

             4.2. SHARES AVAILABLE FOR AWARDS. Subject to Section 4.3 (relating to adjustments upon changes in capitalization), as of any date, the total number of Shares issuable under the Plan shall be 250,000. Shares that shall be issuable pursuant to the awards granted under the Plan shall be authorized and unissued Shares, treasury Shares or Shares purchased by, or on behalf of, the Trust in open-market transactions.

             4.3. ADJUSTMENTS. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Trust, any stock dividend, split, spin-off, split-up, split-off, distribution of securities or other property by the Trust, or other change in the Trust's corporate structure affecting the Shares, the number of Shares issuable under the Plan and the Share Units (as defined in Section 5.2) then credited to Accounts (as
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defined in Section 5.2) shall be appropriately adjusted as determined by the
Committee in its sole discretion.

        5.   Elective Deferrals
             ------------------

             5.1. ELECTION. Commencing on the effective date of the Deferred Compensation Plan, each Eligible Trustee may elect to defer all or part of (i) the annual cash retainer payable to such Trustee for services as a member of the Board and its committees (the "Retainer") and/or (ii) fees payable to such Trustee for meetings of the Board or committees of the Board ("Meeting Fees"). An Eligible Trustee may make a deferral election by submitting an election form (an "Election Form") to the Secretary or any Assistant Secretary of the Trust, indicating: (i) the percentage of the Retainer and the percentage of Meeting Fees that are to be deferred; (ii) the date on which the commencement of payments of deferred amounts (the "Distribution Date") should begin, as contemplated by Section 5.3.1; and (iii) whether distributions are to be made in a lump sum, installments or a combination thereof. A deferral election shall become effective with respect to the Eligible Trustee's Retainer accruing on and after the first day of the calendar year following the date on which the Election Form is submitted to the Secretary or any Assistant Secretary (the "Election Date"), and with respect to the Eligible Trustee's Meeting Fees accruing on and after the first day of the calendar year following the Election Date. An election by an Eligible Trustee to defer all or part of the Retainer and/or Meeting Fees shall continue in effect until revoked by notice in writing to the Secretary or any Assistant Secretary of the Trust or unless no longer permitted by law or regulation (including under Rule 16b-3). In addition, the receipt of a new Election Form shall automatically revoke all previously filed Election Forms, provided, however, that no revocation shall be effective to make any change with respect to amounts deferred pursuant to previously filed Election Forms. An Eligible Trustee may designate, in the Election Form, one or more beneficiaries to receive any distributions under the Plan upon the death of the Eligible Trustee, and such designation may be changed at any time by submitting a new designation to the Secretary or any Assistant Secretary of the Trust, which shall become effective immediately upon receipt by the Secretary or such Assistant Secretary.

             5.2. SHARE UNIT DEFERRAL. The Eligible Trustee's deferred Retainer and Meeting Fees (the "Deferred Amount") shall be credited to an account (an "Account") in units which are equivalent in value to Shares ("Share Units"). The Deferred Amount allocated to the Account shall
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be credited to the Account as of the first business day of the month following the month during which the Eligible Trustee otherwise would have become entitled to payment of the Retainer or Meeting Fees, as the case may be, and the number of Share Units credited to such Account shall be an amount equal to the result obtained by dividing (i) the Deferred Amount allocated to the Account by (ii) the Fair Market Value of a Share on the last business day of the month in which the Eligible Trustee otherwise would have become entitled to payment of such Retainer or Meeting Fees, as the case may be. If Share Units exist in an Eligible Trustee's Account on a dividend record date for the Trust's Shares, the Account shall be credited, on the dividend payment date, with an additional number of Share Units equal to (i) the product of (A) the cash dividend paid on one Share and (B) the number of Share Units in the Account on the dividend record date, (ii) divided by the Fair Market Value of a Share on the dividend payment date.

        5.3. Distributions.
             -------------

             5.3.1 DISTRIBUTION DATE. Each Eligible Trustee shall designate on the Election Form one of the following dates as a Distribution Date with respect to the Deferred Amount credited to the Eligible Trustee's Account thereafter: (i) the first day of the calendar month following the date of the Eligible Trustee's death; (ii) the first day of the calendar month following the date of termination of service or retirement of an Eligible Trustee as a member of the Board of Trustees of the Trust; (iii) the first day of a calendar month following an Eligible Trustee's Disability (as defined in Section 7); or (iv) the earliest to occur of (i), (ii) or (iii).

             5.3.2 DISTRIBUTION METHOD. Distributions shall be made from the Eligible Trustee's Account in form of whole Shares and cash representing any fractional interest in a Share in a lump sum or in annual installments not to exceed ten, as elected by the Eligible Trustee. If an Eligible Trustee receives a distribution from his Account on an installment basis, amounts remaining in such Account before payment shall continue to be subject to the last sentence of
Section 5.2.

        6.   Fair Market Value
             -----------------

        "Fair Market Value" shall mean, with respect to each Share for any day:

             6.1. if the Shares are listed for trading on the American Stock Exchange, the closing price, regular way, of the Shares as reported on the American Stock Exchange, or
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if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

             6.2. if the Shares are not so listed, but are listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the Shares on such exchange or NASDAQ/NMS, as the case may be, on which the largest number of Shares have been traded in the aggregate on the preceding twenty trading days, or, if no such reported sale of the Shares shall have occurred on such date on such exchange or NASDAQ/NMS, as the case may be, on the next preceding date on which there was such a reported sale on such exchange or NASDAQ/NMS, as the case may be, or

             6.3. if the Shares are not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported.

        7.   Definition of Disability
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        "Disability" shall mean, with respect to any Eligible Trustee, any condition which causes any Eligible Trustee to be unable to substantially perform his services as a Trustee of the Trust for a period of three consecutive months or for an aggregate of five months within any 12 month period.

        8.   Issuance of Certificates
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             8.1.  RESTRICTIONS ON TRANSFERABILITY.  All Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Trust may deem advisable or legally necessary under any laws, statutes, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Shares are then listed and any applicable federal, state or foreign securities law.

             8.2.  COMPLIANCE WITH LAWS.  Anything to the
contrary herein notwithstanding, the Trust shall not be required to issue any Shares under the Plan if, in the opinion of legal counsel to the Trust, the issuance and delivery of such Shares would constitute a violation by the
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Eligible Trustee or the Trust of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws, or the regulation of any stock exchange on which the Trust's securities may then be listed. If and to the extent that the Committee determines that it would be illegal, impracticable or inadvisable to issue Shares under the Plan, or to the extent Shares are unavailable, the Committee shall make any distributions otherwise required under the Plan in cash or such other property as may be reasonably acceptable to the distributee.

        9.   Withholding Taxes
             -----------------

        The Trust shall require as a condition of delivery of any Shares to an Eligible Trustee that such Trustee remit an amount sufficient to satisfy all foreign, federal, state, local and other governmental withholding tax requirements relating thereto (if any) and any or all indebtedness or other obligation of the Eligible Trustees to the Trust.

        10.  Plan Amendments and Termination
             -------------------------------

        The Board of Trustees of the Trust may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part, provided that no amendment or termination may adversely affect any rights of any Trustee that has accrued prior to the date of such amendment or termination, and provided, further, that any amendment for which shareholder approval is required by law or in order to maintain continued qualification of the Plan under Rule 16b-3 shall not be effective until such approval has been obtained. Upon termination of the Plan, the Board shall distribute to each participant in the Plan the entire amount of such participant's Account in the form of whole Shares and cash representing any fractional interest in a Share in a lump sum.

        11.  Listing, Registration and Legal Compliance
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        If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance of Shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained. The term "Consent" as used herein with respect to any Plan Action means (i) the listing, registration or qualification of any Shares issued under the Plan on any securities exchange or under any
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foreign, federal, state or local law, rule or regulation, (ii) any and  all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or (iii) any and all written agreements and representations by an Eligible Trustee with respect to the disposition of Shares or with respect to any other matter which the Committee shall deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

        12.  Right of Discharge Reserved
             ---------------------------

        Nothing in the Plan shall confer upon any Eligible Trustee the right to continue in the service of the Trust or affect any right that the Trust may have to terminate the service of such Eligible Trustee.

        13.  Other Payments or Awards
             ------------------------

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Trust, any affiliate or the Board from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect. Any awards and payments made under this Plan shall constitute a special incentive payment to the Eligible Trustee and shall not be taken into account in computing the amount of compensation of the Eligible Trustee for the purposes of determining any pension, retirement, profit sharing, bonus, life insurance or other benefit plan of the Trust or any affiliate or (ii) any agreement between the Trust or any affiliate, on the one hand, and the Eligible Trustee, on the other hand, except as such plan or agreement may otherwise expressly provide.

        14.  Rights Not Subject to Alienation, Etc.
             --------------------------------------

        An Eligible Trustee's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by the creditors of the Eligible Trustee or his beneficiary.

        15.  Rights as a Shareholder
             -----------------------

        An Eligible Trustee shall not, by reason of any rights under the Plan, have any rights as a shareholder of the Trust with respect to the Shares until such Shares have been delivered to such Eligible Trustee.
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        16.  Unfunded Plan
             -------------

        The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Trust and any Eligible Trustee or other person and shall constitute a mere promise by the Trust to make benefit payments in the future. The Trust may, in its sole discretion, establish a separate trust to hold assets set aside to provide benefits under the Plan, provided that no Eligible Trustee shall have any interest in the assets of any such trust and the assets of such trust shall be available to pay claims of the Trust's general creditors on such terms and conditions as such trust may provide. To the extent any person holds any rights by virtue of a pending grant or deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Trust.

        17.  Governing Law
             -------------

        The Plan is deemed adopted, made and delivered in Massachusetts and shall be governed by the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within such commonwealth.

        18.  Severability
             ------------

        If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

        19.  Notices
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All notices and other communications hereunder shall be given in writing and shall be personally delivered against receipt or sent by registered or certified mail, return receipt requested or by reputable overnight delivery service. Any notice shall be deemed given on the date of delivery or of mailing, and if mailed, shall be addressed (a) to the Trust, at its principal headquarters, and (b) to an Eligible Trustee, at the Eligible Trustee's principal residential address last furnished to the Trust. Notices sent to the Trust shall be sent to Property Capital Trust, One Post Office Square, 21st Floor, Boston, Massachusetts
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02109, Attention:  William A. Bonn, Senior Vice President and Counsel.  Either
party may, by notice, change the address to which notice to such party is to be given.

        20.  Section Headings
             ----------------

        The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

        21.  Effective Date
             --------------

        This amendment and restatement of the Plan shall become effective as of April 15, 1994 upon approval by the Trust's shareholders (the "Effective Date").

        22.  Exculpation
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        It is understood that the obligations incurred by the Trust under or with respect to this Plan do not constitute personal obligations of the Trustees, officers, employees or shareholders of the Trust, or of any such Trustees, officers, employees or shareholders, and shall not create or involve any claim against, or personal liability on the part of, them or any of them. The Eligible Trustees agree not to seek recourse against any such Trustees, officers, employees or shareholders, or any of them or any their personal assets for satisfaction of any liability under or with respect to the Plan.